UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2020

_______________________________

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-39120	84-2421185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 S. Capitol Blvd., Suite 1000

Boise, Idaho 83702

(Address of Principal Executive Offices) (Zip Code)

(208) 331-8400

(Registrant's telephone number, including area code)

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ECOL	Nasdaq Global Select Market
Warrants to Purchase Common Stock	ECOLW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 26, 2020, US Ecology Holdings, Inc., a Delaware corporation and a subsidiary of US Ecology, Inc. (the “Borrower”) entered into the third amendment (the “Third Amendment”) to the Credit Agreement, dated April 18, 2017 (as amended, restated, supplemented or otherwise modified, including by the Third Amendment, the “Credit Agreement”), by and among the Borrower and certain affiliate guarantors, including US Ecology, Inc., the lenders referred to therein, and Wells Fargo Bank, National Association, as issuing lender, swingline lender and administrative agent. Among other things, the Third Amendment amends the Credit Agreement to provide a covenant relief period through the earlier of March 31, 2022 and the date the Borrower elects to end such covenant relief period pursuant to the terms therein. During the covenant relief period, the Third Amendment increases the Borrower’s consolidated total net leverage ratio requirement as of the end of each fiscal quarter to certain ratios above the 4.00 to 1.00 ratio in effect immediately before giving effect to the Third Amendment, subject to compliance with certain restrictions on restricted payments and permitted acquisitions during such covenant relief period. Furthermore, during the covenant relief period, (i) if the Borrower’s consolidated total net leverage ratio is equal to or greater than 4.00 to 1.00 but less than 4.50 to 1.00, the interest rate on all outstanding borrowings of revolving credit loans under the Credit Agreement will step-up to the London Interbank Offered Rate (“LIBOR”) plus 2.25% or a base rate plus 1.25% and the commitment fee will step-up to 0.375% and (ii) if the Borrower’s consolidated total net leverage ratio is greater than 4.50 to 1.00, the interest rate on all outstanding borrowings of revolving credit loans under the Credit Agreement will step-up to LIBOR plus 2.50% or a base rate plus 1.50% and the commitment fee will step-up to 0.40%, in each case, pursuant to the terms of the Credit Agreement.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1

Third Amendment, dated as of June 26, 2020, by and among US Ecology Holdings, Inc., certain affiliate guarantors, each consenting lender and Wells Fargo Bank, National Association, as lender and administrative agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Ecology, Inc.
(Registrant)

Date: June 29, 2020	By:	/s/ Eric L. Gerratt
Eric L Gerratt
Executive Vice President and Chief Financial Officer

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